                                                               EXHIBIT 99.(s)(1)

                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Pennsylvania Municipal Income Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


                   SIGNATURE                                          TITLE                            DATE
                   ---------                                          -----                            ----

/s/ Thomas J. Fetter                                 President and Principal                   December 21, 1998
-----------------------------------------------      Executive Officer
Thomas J. Fetter

/s/ James L. O'Connor                                 Treasurer and Principal Financial         December 21, 1998
----------------------------------------------        and Accounting Officer
James L. O'Connor

----------------------------------------------        Trustee
Jessica M. Bibliowicz

/s/ Donald R. Dwight                                  Trustee                                   December 21, 1998
----------------------------------------------
Donald R. Dwight

/s/ James B. Hawkes                                   Trustee                                   December 21, 1998
-----------------------------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                              Trustee                                   December 21, 1998
-----------------------------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer                                  Trustee                                   December 21, 1998
----------------------------------------------
Norton H. Reamer

/s/ Lynn A. Stout                                     Trustee                                   December 21, 1998
-----------------------------------------------
Lynn A. Stout

/s/ Jack L. Treynor                                   Trustee                                   December 21, 1998
-----------------------------------------------
Jack L. Treynor